UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 21, 2011

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN  48674
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  989-636-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.

The Dow Chemical Company is furnishing this Current Report on Form 8-K to provide a Corporate Profile and selected segment information that reflect a change in the Company’s reportable segments related to recent changes in the Company’s organizational structure.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1  Corporate Profile and selected segment information, adjusted to reflect a change in the Company’s reportable segments related to a recent reorganization within The Dow Chemical Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
(Registrant)

Date:  January 21, 2011

/s/ RONALD C. EDMONDS Ronald C. Edmonds Vice President and Controller

EXHIBIT INDEX

Exhibit No.      Description
99.1	Corporate Profile and selected unaudited segment information, adjusted to reflect a change in the Company’s reportable segments related to a recent reorganization within The Dow Chemical Company.